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                                                                    EXHIBIT 99.2

                              AMENDED AND RESTATED
                     CHANGE IN CONTROL SEVERANCE AGREEMENT

     THIS AGREEMENT is made and entered into by and between PremiumWear, Inc., a Minnesota corporation with its principal offices at 5500 Feltl Road, Minnetonka, Minnesota (the "Company") and Thomas D. Gleason, residing at 656 Manhattan Road, Grand Rapids, MI 49506 (the "Executive"), amending and restating that agreement between the parties hereto dated as of September 28, 1999, and shall be effective as of the 17/th/ day of May, 2000.

     WHEREAS, the Company considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its shareholders; and

     WHEREAS, the Executive has made and is expected to make, due to the Executive's intimate knowledge of the business and affairs of the Company, its policies, methods, personnel, and problems, a significant contribution to the profitability, growth, and financial strength of the Company; and

     WHEREAS, the Company, as a publicly held corporation, recognizes that the possibility of a Change in Control may exist, and that such possibility and the uncertainty and questions which it may raise among management may result in the departure or distraction of the Executive in the performance of the Executive's duties, to the detriment of the Company and its shareholders; and

     WHEREAS, the Company and the Executive entered into the original Agreement in September, 1999 and the Board, in February and April, 2000, approved additional changes to the Agreement as set forth in this amended and restated Agreement; and

     WHEREAS, it is in the best interests of the Company and its stockholders to reinforce and encourage the continued attention and dedication of management personnel, including the Executive, to their assigned duties without distraction and to ensure the continued availability to the Company of the Executive in the event of a Change in Control.

     THEREFORE, in consideration of the foregoing and other respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

     1.   Term of Agreement.  This Agreement shall be effective from and after
          -----------------
the date hereof and shall continue in effect through December 31, 2001, and shall automatically be extended for successive one-year periods thereafter unless the Board of Directors of the Company (the "Board") shall have approved, and the Executive is notified in writing, prior to January 1, 2001 and each January 1 thereafter, that the term of this Agreement shall not be extended or further extended; provided, however, that if a Change in Control shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of 24 months from the date of the occurrence of a Change in Control. In the event that one or more Change in Control events shall occur during the original or any extended term of this Agreement, the 24- month period shall follow the last Change in Control. This Agreement shall neither impose nor confer any further rights or obligations on the Company or the Executive on the day after the end of the term of this Agreement. Expiration of the term of this Agreement of itself and without subsequent action by the Company or the Executive shall not end the employment relationship between the Company and the Executive. Notwithstanding the foregoing, this Agreement shall terminate, be of no further force and effect, and no benefits shall be payable hereunder if, in connection with a Change in Control, Executive enters into a separate written agreement with the Company, or the successor as provided in Section 7 herein, effective upon a Change in Control, that provides compensation and benefits under terms and conditions comparable, in the aggregate, to the compensation and benefits and terms and conditions provided under this Agreement.

     2.   Change in Control.  No benefits shall be payable hereunder unless
          -----------------
there shall have been a Change in Control. For purposes of this Agreement, a "Change in Control" of the Company shall mean a change in control which would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (b) During any period of two consecutive years (not including any period ending prior to the effective date of this Agreement), the Incumbent Directors cease for any reason to constitute at least a majority of the Board of Directors. The term "Incumbent Directors" shall mean those individuals who are members of the Board of Directors on the effective date of this Agreement and any individual who subsequently becomes a member of the Board of Directors (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 2(c)) whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

          (c) (i) The Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after such transaction, the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly 51% or more of the combined voting power of resulting entity's outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding

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      voting securities of each entity resulting from the division as well as
      51% or more of the Total Market Value of each such entity, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction; (ii) the shareholders of the Company approve an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company, or
      (iii) the Company adopts a plan of complete liquidation or winding-up of the Company. "Total Market Value" shall mean the aggregate market value of the Company's or the resulting entity's outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company's or the resulting entity's other outstanding equity securities as measured by the exchange rate of the transaction or by such other method as the Board determines where there is not readily ascertainable exchange rate.

     3.   Termination Following Change in Control.  If a Change in Control shall
          ---------------------------------------
have occurred during the term of this Agreement, the Executive shall be entitled to the benefits provided in subsection 4(d) unless such termination is (A) because of the Executive's death, (B) by the Company for Cause or Disability, or
(C) by the Executive other than for Good Reason.

          (a) Disability.  If, as a result of incapacity due to physical or
              ----------
     mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for at least six (6) consecutive months, and within 30 days after written Notice of Termination is given the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". Any question as to the existence of the Executive's Disability upon which the Executive and the Company cannot agree shall be determined by a qualified independent physician selected by the Executive (or, if the Executive is unable to make such selection, it shall be made by any adult member of the Executive's immediate family), and approved by the Company. The determination of such physician made in writing to the Company and to the Executive shall be final and conclusive for all purposes of this Agreement.

          (b) Cause. For purposes of this Agreement,  "Cause" shall mean:
              -----

              (i) the willful and continued failure by the Executive (other than any such failure resulting from (1) the Executive's incapacity due to physical or mental illness, (2) any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason or (3) the Company's active or passive obstruction of the performance of the Executive's duties and responsibilities) to perform substantially the duties and responsibilities of the Executive's position with the Company after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the duties or responsibilities;

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               (ii) the conviction of the Executive by a court of competent jurisdiction for felony criminal conduct; or

               (iii) the willful engaging by the Executive in fraud or dishonesty which is demonstrably and materially injurious to the Company, monetarily or otherwise.

     No act, or failure to act, on the Executive's part shall be deemed "willful" unless committed, or omitted by the Executive in bad faith and without reasonable belief that the Executive's act or failure to act was in the best interest of the Company. The Executive shall not be terminated for Cause unless and until the Company shall have delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive's conduct was Cause and specifying the particulars thereof in detail.

          (c)  Good Reason.  The Executive shall be entitled to terminate his
               -----------
     employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, any of the following:

               (i) The assignment to the Executive of any duties inconsistent with the Executive's status or position with the Company, or a substantial alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

               (ii) A reduction by the Company in the Executive's annual compensation including, but not limited to, base pay or short and/long term incentive pay in effect immediately prior to a Change in Control;

               (iii) The relocation of the Company's principal executive offices to a location more than fifty miles from Minnetonka, Minnesota; (B) the Company requiring the Executive to be based anywhere other than at his offices in Grand Rapids, Michigan or Naples, Florida, except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control, provided, however, that the Executive shall not be required to travel to the Company's principal executive offices more than twice a month; or (C) a significant increase in the level of travel required of the Executive as compared to travel obligations immediately prior to the Change in Control;

               (iv) The failure by the Company to continue to provide the Executive with benefits at least as favorable to those enjoyed by the Executive under any of the

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          Company's pension, life insurance, medical, health and accident, disability, deferred compensation, incentive awards, incentive stock options, or savings plans in which the Executive was participating immediately prior to the Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed immediately prior to the Change in Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled immediately prior to the Change in Control, provided, however, that the Company may amend any such plan or programs as long as such amendments do not reduce any benefits to which the Executive would be entitled upon termination;

               (v) The failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7; or

               (vi)  Any material violation of this Agreement by the Company.

          Notwithstanding the foregoing, for a period of 180 days beginning 30 days after an event constituting a Change in Control, Executive may terminate his employment for any reason or no reason, and such termination shall be deemed to be Good Reason and entitle Executive to the benefits provided in Section 4(d) herein.

          (d) Notice of Termination.  Any purported termination of the
              ---------------------
     Executive's employment by the Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 8. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth the facts and circum stances claimed to provide a basis for termination of the Executive's employment.

          (e)  Date of Termination.  For purposes of this Agreement, "Date of
               -------------------
     Termination" shall mean:

               (i) If the Executive's employment is terminated for Disability, 30 days after Notice of Termination is given (provided that the Executive shall have been absent from full-time performance of duties for at least six (6) months and shall not have returned to the full-time performance of the Executive's duties during such 30 day period in accordance with Section 3(a) hereof); and

               (ii) If the Executive's employment is terminated pursuant to subsections (b) or (c) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to subsection (b) above shall not be less than 10 days, and in the case of a termination pursuant to

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

          subsection (c) above shall not be less than 10 nor more than 30 days, respectively, from the date such Notice of Termination is given).

          (f) Dispute of Termination.  If, within 10 days after any Notice of
              ----------------------
     Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom having expired and no appeal having been perfected); provided, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company shall continue to pay the Executive full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this subsection. Amounts paid under this subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts under this Agreement.

     4.   Compensation Upon Termination or During Disability.  Following a
          --------------------------------------------------
Change in Control of the Company, as defined in subsection 2(a), upon termination of the Executive's employment or during a period of Disability, the Executive shall be entitled to the following benefits:

          (a) During any period that the Executive fails to perform full-time duties with the Company as a result of a Disability, the Company shall pay the Executive, the Executive's base salary as in effect at the commencement of any such period and the amount of any other form or type of compensation otherwise payable for such period if the Executive were not so disabled, until such time as the Executive is determined to be eligible for long term disability benefits in accordance with the Company's insurance programs then in effect or the Executive is terminated for Disability.

          (b) If the Executive's employment shall be terminated by the Company for Cause or by the Executive other than for Good Reason or Disability, the Company shall pay to the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligation to the Executive under this Agreement, except with respect to any benefits to which the Executive is entitled under any Company pension or welfare benefit plan, insurance program or as otherwise required by law.

          (c) If the Executive's employment shall be terminated by the Company or by the Executive for Disability, or by reason of death, the Company shall immediately commence

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     payment to the Executive (or the Executive's designated beneficiaries or estate, if no beneficiary is designated) of any and all benefits to which the Executive is entitled under the Company's retirement and insurance programs then in effect.

          (d) If the Executive's employment shall be terminated (A) by the Company other than for Cause, Disability or the Executive's death or (B) by the Executive for Good Reason, then the Executive shall be entitled to the benefits provided below:

               (i) The Company shall pay the Executive, through the Date of Termination, the Executive's base salary as in effect at the time the Notice of Termination is given and any other form or type of compensation otherwise payable for such period;

               (ii) In lieu of any further salary payments for periods subsequent to the Date of Termination, the Company shall pay a severance payment (the "Severance Payment") equal to two times the Executive's Annual Compensation as defined below. For purposes of this Section 4, "Annual Compensation" shall mean the Executive's annual salary (regardless of whether all or any portion of such salary has been contributed to a deferred compensation plan), the annual amount of the Company bonus for which the Executive is eligible upon attainment of 100% of the target (regardless of whether such target bonus has been achieved or whether conditions of such target bonus are actually fulfilled), the amount contributed on behalf of the Executive by the Company as a profit sharing contribution to the Company's qualified retirement plan for the plan year ended immediately prior to the Change in Control, and any other type or form of compensation paid to the Executive by the Company (or any corporation (an "Affiliate") affiliated with the Company within the meaning of Section 1504 of the Internal Revenue Code of 1986 as it may be amended from time to time (the "Code")) and included in the Executive's gross income for federal tax purposes during the 12-month period ending immediately prior to the Date of Termination, but excluding: a) any amount actually paid to the Executive as a cash payment of the target bonus (regardless of whether all or any portion of such the Company bonus was contributed to a deferred compensation plan); b) compensation income recognized as a result of the exercise of stock options or sale of the stock so acquired; and c) any payments actually or constructively received from a plan or arrangement of deferred compensation between the Company and the Executive. All of the items included in Annual Compensation shall be those in effect on the Date of Termination and shall be calculated without giving effect to any reduction in such compensation which would constitute a breach of this Agreement. The Severance Payment shall be made in a single lump sum within 60 days after the Date of Termination.

               (iii) For the 24-month period after the Date of Termination, the Company shall arrange to provide, at its sole expense, the Executive with life, disability,

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          accident and health insurance benefits substantially similar to those which the Executive is receiving or entitled to receive immediately prior to the Notice of Termination. The cost of providing such benefits shall be in addition to (and shall not reduce) the Severance Payment. Benefits otherwise receivable by the Executive pursuant to this paragraph (iii) shall be reduced by any comparable benefits actually received by the Executive from any subsequent employment during such period, and any such benefits actually received by the Executive shall be reported to the Company.

               (iv) Up to $10,000 for individual outplacement counseling to the Executive.

               (v) The Company shall also pay to the Executive all legal fees and expenses incurred by the Executive as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement).

          (e) The Executive shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by the Executive as the result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise.

          (f) The Executive shall be entitled to receive all benefits payable to the Executive under Company pension and welfare benefit plans or any successor of such plan and any other plan or agreement relating to retirement benefits which shall be in addition to, and not reduced by, any other amounts payable to the Executive under this Section 4.

          (g) The Executive shall be entitled to exercise all rights and to receive all benefits accruing to the Executive under any and all Company stock purchase and stock option plans or programs, or any successor to any such plans or programs, which shall be in addition to, and not reduced by, any other amounts payable to the Executive under this Section 4.

     Notwithstanding anything herein to the contrary, if the Executive's employment is governed by a separate written employment agreement (other than a stock option agreement) that provides benefits upon a termination of employment, the aggregate of any payments or benefits payable under such employment agreement shall offset and reduce the aggregate of payments and benefits under this Agreement.

     5.   Payment of Excise Tax..  Should any payments or benefits under the
          ----------------------
Agreement, individually or in the aggregate with other payments or benefits, be subject to excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, as may be amended, or any successor or

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

similar provision thereto, or comparable state or local tax laws, the Company shall pay to Executive such additional compensation as is necessary (after taking into account all federal, state and local income taxes payable by Executive as a result of the receipt of such compensation) to place Executive in the same after-tax position he would have been in had no such excise tax (or any interest or penalties thereon) been paid or incurred with respect to such payments or benefits. The Company shall pay such additional compensation upon the earlier of: (i) the time at which the Company withholds such excise tax from any payments to Executive; or (ii) 30 days after Executive notifies the Company that Executive has paid such excise tax pursuant to a tax return filed by Executive which takes the position that such excise tax is due and payable in reliance on a written opinion of Executive's tax counsel that it is more likely than not that such excise tax is due and payable, or, if later, the date the IRS notifies Executive that such amount is due and payable. Without limiting the obligation of the Company hereunder, Executive agrees, in the event Executive makes any payment pursuant to the preceding sentence, to negotiate with the Company in good faith with respect to procedures reasonably requested by the Company which would afford the Company the ability to contest the imposition of such excise tax; provided, however, that Executive will not be required to afford the Company any right to contest the applicability of any such excise tax to the extent that Executive reasonably determines that such contest is inconsistent with the overall tax interests of Executive. The Company agrees to hold in confidence and not to disclose, without Executive's prior written consent, any information with regard to Executive's tax position which the Company obtains pursuant to this subsection.

     6.   Funding of Payments.  In order to assure the performance of the
          -------------------
Company or its successor of its obligations under this Agreement, the Company may deposit in trust an amount equal to the maximum payment that will be due the Executive under the terms hereof. Under a written trust instrument, the Trustee shall be instructed to pay to the Executive (or the Executive's legal representative, as the case may be) the amount to which the Executive shall be entitled under the terms hereof, and the balance, if any, of the trust not so paid or reserved for payment shall be repaid to the Company. If the Company deposits funds in trust, payment shall be made no later than the occurrence of a Change in Control. If and to the extent there are not amounts in trust sufficient to pay the Executive under this Agreement, the Company shall remain liable for any and all payments due to the Executive. In accordance with the terms of such trust, at all times during the term of this Agreement, the Executive shall have no rights, other than as an unsecured general creditor of the Company, to any amounts held in trust and all trust assets shall be general assets of the Company and subject to the claims of creditors of the Company. Failure of the Company to establish or fully fund such trust shall not be deemed a revocation or termination of this Agreement by the Company.

     7.   Successors; Binding Agreement.
          -----------------------------

     (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to 51% or more of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to the compensation and benefits from the Company in the same amount and on the same terms as he would be entitled hereunder if he terminated his employment for Good Reason following a Change in Control, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, successors, heirs, and designated beneficiaries. If the Executive should die while any amount would still be payable to the Executive hereunder if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's designated beneficiaries, or, if there is no such designated beneficiary, to the Executive's estate.

     8.   Notice.  For the purpose of this Agreement, notices and all other
          ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the last known residence address of the Executive or in the case of the Company, to its principal office to the attention of each of the then directors of the Company with a copy to its Secretary, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     9.   Miscellaneous.  No provision of this Agreement may be modified, waived
          -------------
or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the parties. No waiver by either party hereto at any time of any breach by the other party to this Agreement of, or compliance with, any condition or provision of this Agreement to be performed by such other-party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or similar time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Minnesota.

     10.  Validity.  The invalidity or unenforceability or any provision of this
          --------
Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

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

     IN WITNESS WHEREOF, the undersigned officer, on behalf of PremiumWear, Inc., and the Executive have hereunto set their hands to be effective as of the date first above written.

                              PREMIUMWEAR, INC.


                              By /s/ James S. Bury
                                ------------------------------------------------
                                Its Chief Financial Officer
                                   ---------------------------------------------


                              EXECUTIVE:

                              /s/ Thomas D. Gleason
                              --------------------------------------------------

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